UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 27, 2020.

THE BOEING COMPANY THE BOEING COMPANY 100 N. RIVERSIDE PLAZA MC 5003-1001 CHICAGO, IL 60606-1596

Meeting Information

For Shareholders as of the close of business on:  February 27, 2020

Date:  April 27, 2020        Time:  9:00 A.M. CT

Location:  The Field Museum

    1400 South Lake Shore Drive

    Chicago, Illinois 60605-2496

Meeting Admission Policy: If you would like to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 17, 2020, as described in more detail in the Proxy Statement.

You are receiving this communication because you hold common stock of The Boeing Company.

This is not a ballot. You cannot use this notice to vote. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or by scanning the QR code on the reverse side, or you may request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of The Boeing Company’s 2020 Annual Meeting of Shareholders and Proxy Statement and the Annual Report for the year-ended December 31, 2019

How to View Online:

Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) and visit www.proxyvote.com, or use your smartphone to scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 16-digit number that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 13, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or scan the QR code above using your smartphone. Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: You may choose to attend and vote in person at the Annual Meeting of Shareholders. A ballot will be provided to shareholders of record who attend the Meeting and wish to vote in person. You must obtain an admission ticket in advance. Instructions for registering to attend the meeting are included below. Please refer to the Proxy Statement available online for other admission requirements, as well as directions to the meeting location.

Meeting Admission Policy: In order to attend the meeting, you must obtain an admission ticket by registering no later than April 17, 2020. Click the “Register for Meeting” link at proxyvote.com or call 1-844-318-0137 to register.

Deadline to Vote By Internet: Your internet vote must be received by 10:59 p.m. CT on Sunday, April 26, 2020.

Voting Items

The Board of Directors recommends you vote FOR the following 13 director nominees:

1.	Election of Directors
1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k. 1l. 1m.

  Robert A. Bradway

  David L. Calhoun

  Arthur D. Collins Jr.

  Edmund P. Giambastiani Jr.

  Lynn J. Good

  Nikki R. Haley

  Akhil Johri

  Lawrence W. Kellner

  Caroline B. Kennedy

  Steven M. Mollenkopf

  John M. Richardson

  Susan C. Schwab

  Ronald A. Williams

COMPANY PROPOSALS: The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Approve, on an Advisory Basis, Named Executive Officer Compensation.

3.	Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2020.

SHAREHOLDER PROPOSALS: The Board of Directors recommends you vote AGAINST proposals 4, 5, 6, 7, 8 and 9.

4.	Disclosure of Director Skills, Ideological Perspectives, and Experience and Minimum Director Qualifications.

5.	Additional Report on Lobbying Activities.

6.	Policy Requiring Independent Board Chairman.

7.	Written Consent.

8.	Mandatory Retention of Significant Stock by Executives.

9.	Additional Disclosure of Compensation Adjustments.

NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2020 Annual Meeting of Shareholders or any other adjournment or postponement thereof.